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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 2, 2019 (July 1, 2019)

Date of Report (Date of earliest event reported)

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Milacron Holdings Corp.

(Exact name of registrant as specified in its charter)

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Delaware

(State or other jurisdiction

of incorporation)

001-3748

80-0798640

(Commission

File Number)

(IRS Employer

Identification No.)

10200 Alliance Road, Suite 200

Cincinnati, Ohio

45242

(Address of principal executive offices)

(Zip Code)

(513) 487-5000

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

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-

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	MCRN	New York Stock Exchange

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Item 8.01

Other Events.

On July 1, 2019, Milacron Holdings Corp. (the “Company”) completed the sale of substantially all of its Uniloy blow molding business. The sale was completed pursuant to an Asset and Share Purchase Agreement, dated as of May 11, 2019, between the Company and OC Spartan Acquisition, Inc., an entity backed by Osgood Capital Group LLC and Cyprium Investment Partners LLC, which agreement was previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 14, 2019.

The Company issued a press release on July 2, 2019 announcing the closing of the aforementioned sale. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

99.1

Press release dated July 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILACRON HOLDINGS CORP.

By:

/s/ Bruce Chalmers

Name:

Bruce Chalmers

Title:

Chief Financial Officer

Date:

July 2, 2019